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LITHIA

Q2’11 COMPANY UPDATE

DISCLOSURE

This presentation includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. Forward-looking statements in this presentation include our guidance regarding third quarter and full year 2011 results, 2011 projected free cash flow, the effect of acquisitions on our full year 2011 EPS, the impact of the Japanese disaster on new vehicle inventory and sales levels and the sustainability of the economic recovery. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks" or "will." These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation, future economic conditions and others set forth from time to time in the company's filings with the SEC. We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook.

Additionally, this presentation contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A as a percentage of revenues and gross profit, adjusted operating margin, adjusted operating profit as a percentage of gross profit, and adjusted pre-tax margin. These measures exclude certain items disclosed in the attached appendix. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company's disclosure, provides a meaningful presentation of the Company's results from its core business operations excluding adjustments for items not related to the Company's ongoing core business operations or other non-cash adjustments, and improves the period-to-period comparability of the Company's results from its core business operations. These presentations are not intended to provide net income, operating income or selling, general and administrative costs in accordance with GAAP and should not be considered an alternative to GAAP measures.

1947 Photo



BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER · PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
DRIVE IN
US ROYAL TIRES
BUSCH MOTOR CO
Ford

THE BEGINNING: SINCE 1946

FOUNDED IN ASHLAND, OREGON



LITHIA AUTO STORES
Serving Our Communities Since 1946


Seattle [1]
Renton [2]
Spokane [3]
WASHINGTON
Tri-Cities [1]
Portland [3]
Oregon City [1]
Eugene/Springfield [3]
Roseburg [2]
Bend [2]
Grants Pass [1]
OREGON
Medford [6]
Klamath Falls [2]
Eureka [1]
Redding [2]
IDAHO
Boise [1]
Twin Falls [2]
Pocatello [2]
Missoula [1]
Great Falls [2]
Helena [2]
MONTANA
Billings [2]
NORTH DAKOTA
Grand Forks [3]
IOWA
Cedar Rapids [2]
Ames [2]
Des Moines [3]
NEVADA
Reno [4]
Santa Rosa [1]
Seaside [2]
Fresno [4]
CALIFORNIA
Denver [1]
COLORADO
Santa Fe [1]
NEW MEXICO
Midland [3]
Odessa [4]
Abilene [2]
San Angelo [3]
TEXAS
Bryan [1]
Corpus Christi [1]
ALASKA
Fairbanks [1]
Anchorage [5]
Wasilla [1]

- I.P.O. in Dec. 1996 - 5 dealerships
- The 9th largest U.S. auto retailer
- Primarily exclusive franchises



LITHIA MOTORS OVERVIEW

86 DEALERSHIPS, 12 STATES, 27 BRANDS

LITHIA MOTORS OVERVIEW

BRAND MIX AND STATE COMPOSITION

Brand Mix


GM 18%
Chrysler 30%
Toyota 11%
Honda 7%
BMW 7%
Ford 6%
All Other 5%
Nissan 3%
Subaru 5%
VW 3%
Hyundai 5%

Note: Brand mix based on units sales for the quarter ended of June 30, 2011

State Mix


Oregon, 21%
California, 9%
Texas, 24%
Alaska, 9%
Washington, 9%
All Other, 4%
Idaho, 5%
Montana, 8%
Nevada, 4%
Iowa, 7%

Note: State mix based on revenue for the quarter ended of June 30, 2011




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SECTOR STRENGTHS

STABLE, PROFITABLE INDUSTRY


Auto Retailers
Pre-tax Income %
2.0%
1.9%
1.5%
4.8%
2.1%
5.3%
2.2%
(2.9)%
(15.0)%
(10.2)%
Auto Manufacturers
2007
2008
2009
2010
Q1 2011
SAAR
16.1
13.2
10.4
11.6
13.0

Note: Margin based on reported pre-tax income as a percentage of revenue adjusted for impairment charges. Auto manufacturers includes Ford and GM for all periods, and Chrysler for 2010 & 2011. Auto retailer average includes Lithia, AutoNation, Sonic, Asbury, Penske, and Group 1.

- Retailers profitable despite worst downturn in 27 years
- Business enables quick response to market conditions

Q2'11 Profitability Mix


New Vehicles
Used Vehicles
F&I and Other
Service, Body & Parts
51.9%
30.4%
5.6%
12.1%
23.8%
23.2%
18.9%
34.1%
Significant gross profit contribution
Revenue
Gross Profit

Note: Used vehicles includes both used retail and wholesale vehicles. Revenues and gross profit based on the three months ended June 30, 2011.

- Diverse revenue base
- Service business is stable and counter cyclical

4 SEPARATE BUSINESSES PROVIDE DIVERSIFICATION

SIGNIFICANT EXTERNAL SUPPORT

MANUFACTURERS

- Incentives support inventory value
- National advertising campaigns
- Warranties provide ongoing revenue
- Support consumer, real estate & inventory financing

DEALER ASSOCIATIONS

- Strong state and federal political efforts
- Legal and regulatory support

FRANCHISE LAWS

- Prevent new franchises in existing markets
- Protect dealer agreements

SUBSTANTIAL BENEFITS FOR DEALERS



UNCONSOLIDATED INDUSTRY

Dealerships in the U.S.


21,761
21,461
20,453
18,607
17,653
2007
2008
2009
2010
2011

Source: Automotive News, number of Light Vehicle Dealerships in the U.S.

Highly Fragmented Sector


Top 10 Dealers 8%
All Other 92%

Source: Automotive News

- $1T automotive retail market
- 17,700 dealerships in the country
- Largest retail sector in the U.S.

ABUNDANT ACQUISITION OPPORTUNITIES


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LITHIA’S STRATEGY



LITHIA'S STRATEGY

TARGET EXCLUSIVE FRANCHISES

- Mid-sized, regional markets for domestic and import, metro markets for luxury
- Insulation from competition offers pricing protection

OPERATORS; ENTREPRENEURIAL CULTURE

- Store focused on positive customer experience
- Store ownership of marketing and personnel decisions

STANDARDIZED SYSTEMS AND PROCESSES

- Centralized administrative functions and common measurement
- Best in class information systems

ORGANIC AND ACQUISITION GROWTH

- Increase profitability and diversification
- Less competition with public peers for acquisition targets


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Q2’11 RESULTS



Q2'11 FINANCIAL RESULTS

Revenue ($MM)


30%
$530.2
$689.1
Q2 2010
Q2 2011

Adjusted Diluted EPS


100%
$0.27
$0.54
Q2 2010
Q2 2011

Note: See appendix for reconciliation of adjusted diluted EPS

- Increased same store sales in all business lines
- Largest second quarter earnings per share since 2006

Q2’11 GROSS MARGIN

Gross Margin Progression


17.9%
18.0%
17.1%
17.4%
17.4%
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

	Q2’10	Q2’11	Change
New vehicle retail	8.2%	8.0%	(20) bps
Used vehicle retail	14.5%	15.3%	80 bps
Used vehicle wholesale	1.2%	0.9%	(30) bps
Service, body and parts	49.2%	49.1%	(10) bps
Overall	**17.9%**	**17.4%**	**(50) bps**

- Insulated markets maintain higher overall gross margin
- Strong used vehicle values improved gross margin



GROSS PROFIT ANALYSIS

New Vehicle Same Store Gross Profit Change


20.4%
3.9%
(4.6)%
19.7%
Volume
Price
Margin
Total Change

Retail Used Vehicle Same Store Gross Profit Change


14.5%
1.7%
7.9%
24.1%
Volume
Price
Margin
Total Change

Service, Body & Parts Same Store Gross Profit Change


4.0%
0.7%
(0.9)%
3.8%
Volume
Price
Margin
Total Change
Note: SB&Ps volume based on total ticket count

- New vehicle same store gross profit up 20%
- Retail used vehicle same store gross profit up 24%
- Service, body and parts same store gross profit up 4%



NEW VEHICLE SALES

Same Store Sales Growth Y-o-Y


26.6%
8.5%
34.4%
41.5%
24.3%
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

Gross Margin


8.2%
8.3%
7.8%
7.5%
8.0%
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

- Domestic same store sales increased 34%
- Truck sales increased 32%
- Sequential margin improvement due to scarcity of import inventory

SOLID GROWTH AND PERFORMANCE



USED VEHICLE SALES

Same Store Sales Growth Y-o-Y


14.9%
19.5%
21.2%
16.8%
16.2%
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

Used to New Ratio


1.0x
1.1x
0.9x
1.0x
0.9x
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

- As-is vehicle sales increased 84% Y-o-Y
- Retail gross margin 15%
- As-is vehicle gross margin 22%
- Maintained 0.9:1 ratio despite strong new vehicle sales

CONTINUED FOCUS AND STRONG EXECUTION

FINANCE AND INSURANCE

F&I per Unit Breakdown


Insurance and Other
Maintenance Contracts
Finance Reserves
$103
$507
$329
$106
$516
$377
Q2 2010
Q2 2011
F&I per Unit
$939
$999

Penetration Rates	Q2'10	Q2'11
Arranged Financing	72%	73%
Service Contracts	40%	40%
Lifetime Oil and Filter	34%	37%

Financial Composition	Q2'10	Q2'11
Sub-Prime <620	10%	13%
Non-Prime 620-680	17%	18%
Prime >680	73%	69%

IMPROVING CREDIT MARKETS

SERVICE, BODY AND PARTS

Same Store Revenue Mix


8.7%
16.2%
17.4%
57.7%
9.3%
16.3%
17.3%
57.1%
10.6%
16.9%
16.6%
55.9%
10.5%
18.1%
17.6%
53.8%
10.0%
17.2%
16.4%
56.4%
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Customer Pay
Warranty
Wholesale Parts
Body Shop

Same Store Y-o-Y Revenue Change

	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11
Customer Pay	5.7%	5.9%	5.4%	7.3%	2.2%
Warranty	(9.8)%	(6.2)%	(3.1)%	2.7%	(1.1)%
Wholesale Parts	(3.5)%	0.9%	10.4%	14.0%	11.1%
Body Shop	(8.8)%	4.0%	14.3%	15.5%	21.1%
Total	**(0.2)%**	**2.6%**	**5.5%**	**8.4%**	**4.7%**

- Eight consecutive quarters of positive customer pay sales growth
- Strong performance in Wholesale Parts and Body Shop revenues

IMPROVING TRENDS IN ALL BUSINESS LINES



SG&A ANALYSIS

Adjusted SG&A as a % of Gross Profit


79.6%
77.0%
71.4%
Q2 2009
Q2 2010
Q2 2011

% of Gross Profit	**Q2'10**	**Q2'11**	**Change**
Personnel	47.7%	46.8%	(90) bps
Advertising	7.1%	5.6%	(150) bps
Rent	4.0%	3.3%	(70) bps
Facility Cost	5.8%	5.4%	(40) bps
Other	12.4%	10.3%	(210) bps
Total	**77.0%**	**71.4%**	**(560) bps**

Note: See appendix for reconciliation of adjusted gross profit SG&A

- Lowest second quarter SG&A as a % of gross profit in Company history
- Centralized administration increases efficiency

IMPROVING LEVERAGE AS VOLUME RETURNS

GROSS PROFIT RETENTION

$M	Q2'10	Q2'11	% Change
Gross Profit	**$95.0**	**$119.7**	**26.0%**
Personnel	$45.2	$56.0	23.9%
Advertising	$6.7	$6.7	(1.0)%
Rent	$3.8	$3.9	4.3%
Facility Cost	$5.6	$6.5	17.0%
Other	$11.8	$12.4	5.3%
Adj SG&A	**$73.1**	**$85.5**	**17.1%**

Note: See appendix for reconciliation of adjusted Gross Profit and SG&A

Q2'11 Incremental Throughput	**$M**
Change in Gross Profit	$24.7
Change in Adj SG&A	$12.4
% Incremental Throughput	**50%**

- Retained 50% of each incremental gross profit dollar
- Acquisition activity impacts throughput; estimate same store incremental throughput at 61% for Q2'11

TARGET 50% – 55% INCREMENTAL THROUGHPUT FOR 2011



GROWTH OPPORTUNITIES

Internal Initiatives

- Increase new vehicle sales 5% above 2011 market increase
- Increase used vehicle sales through sales of 3 to 7 year old used cars
- Grow customer pay in service, body and parts through advertising, IT initiatives and shorter cycle times

Funds for Growth

($MM)	Q1'11	Q2'11	Change
Cash and Cash Equivalents	$13.1	$11.7	$(1.4)
Availability on Line of Credit	37.6	7.8	(29.8)
Unfinanced New Vehicles	52.2	41.1	(11.1)
Total	**102.9**	**60.6**	**(42.3)**
Rasmussen Acquisition	**(53.3)**	**-**	**53.3**
Pending Acquisition Financing	**16.0**	12.0	(4.0)
Total post Acquisition	**$65.6**	**$72.6**	**$7.0**

- Projected 2011 free cash flow* of $39MM
- Estimated 2011 cap ex of $28MM

*Free cash flow defined as earnings before interest, taxes, depreciation and amortization (EBITDA) add back stock compensation less cash paid for taxes, interest, dividends and capital expenditures

STRATEGIC INITIATIVES TO INCREASE REVENUE


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ACQUISITION GROWTH

Acquisition Objectives

- Targets for initial investment:
  - 75-100% 5-year after-tax ROI
  - 2x-4x EBITDA, including flooring interest
  - 10%-20% of annual revenues
- Seeking no more than 20% of any one franchise
- Balancing brand mix through acquisitions

2011 Recap

Portland Acquisition	$M	Multiple
Net Invested Capital*	$37.3	
Annualized EBITDA	10.8	3.4x
Annualized Revenues**	$205.9	18%

*After completion of facility financing
**Assuming steady state 2013 revenues

- Purchased 3 stores adding in $176MM in annual revenue
  - BMW MINI Portland
  - Mercedes-Benz Portland
  - Mercedes-Benz Wilsonville

FINDING OPPORTUNITIES AT COMPELLING PRICES

UPDATED 2011 GUIDANCE

Projected earnings range*: **Q3'11 - $0.45 - $0.47**
FY 2011 - $1.67 - $1.73

ASSUMPTIONS

- Total revenues in range of $2.6 to $2.7 billion
- New vehicle same store sales increasing 23%
- New vehicle gross margin from 7.5% to 7.7%
- Used vehicle same store sales increasing 17%
- Used vehicle gross margin from 14.6% to 14.8%
- Service body and parts same store sales increasing 2%
- Service body and parts gross margin from 48.5% to 48.8%
- Finance and insurance gross profit of $980 per unit
- Tax rate of 40%
- Estimated average diluted shares outstanding of 26.9 million
- Capital expenditures of approximately $28 million

*Excludes the impact of future acquisitions, dispositions and any potential non-core items


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APPENDIX



NEW VEHICLE SUPPLY


New Vehicle Days Supply
120
90
60
30
0
51
5
28
5
69
3
21
7
84
31
75
26
71
27
61
11
Toyota
Honda
Nissan
Subaru
Chrysler
Ford
Chevy
All Other
On-Ground
In-Transit

- Import supply still constrained
- On ground new vehicle days supply ~ 68 days
- Used vehicle days supply ~ 56 days

Note: vehicle days supply are as of June 30, 2011

ADEQUATELY POSITIONED FOR NEAR TERM

NON-OPERATING ASSETS

- Mitigated 56% of non-operating properties since Q2'10; estimated annual savings of $0.06 per share
- 17% of remaining non-operating assets under advanced negotiations

Property, Plant and Equipment ($MM)	**As of Jun 30, 2011**
Real Estate	$353.4
Furniture & Equipment	109.8
Accum Dep	(96.8)
Total	**$366.4**

Vacant Facilities & Bare Land	**($MM)**
Net Book Value	$39.7
Mitigated since Q2' 2010	(22.3)
Remaining Value	**$17.4**

Note: Net book value equal to value of the property at the time of sale or, if not yet sold, recorded value as of June 30, 2011.

CONTINUED PROGRESS CONVERTING ASSETS



STABLE BALANCE SHEET

- Paid off $8.0MM in mortgages during Q2'11
- $3MM mature in 2011; no mortgages due in 2012

Future Mortgage Debt Maturities ($MM)



60
50
40
30
20
10
0
2011
2012
2013
2014
2015
2016
2017
Beyond

MINIMAL NEAR TERM DEBT MATURITIES

CHRYSLER UPDATE

- Majority of Lithia's sales from Ram Pickup and Jeep Units
- 30% increase in Chrysler car sales over prior quarter, truck sales relatively flat.

Chrysler Unit Sales	**Q2'11**
Ram Pickup	39%
Jeep Models	27%
Charger/Challenger/300	10%
Durango/Journey	7%
Minivan	6%
Other	11%
Total	**100%**

Chrysler Same Store Sales Y-o-Y


29.3%
15.5%
77.8%
62.5%
39.2%
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11

ENCOURAGING DEVELOPMENTS AND TRENDS

Assets	June 30, 2011	December 31, 2010
Current Assets:		
Cash and cash equivalents	$ 11,738	$ 9,306
Trade Receivables, net of allowance for doubtful accounts of $195 and $190	88,793	75,011
Inventories, net	497,530	415,228
Deferred Income taxes	3,641	2,937
Other Current Assets	5,473	6,062
Total Current Assets	607,175	508,544
Property and Equipment, net of accumulated depreciation of $96,800 and $93,745	366,414	362,433
Goodwill	18,288	6,186
Franchise Value	59,015	45,193
Deferred income taxes	36,501	39,524
Other non-current assets	13,808	9,796
Total Assets	$ 1,101,201	$ 971,676

Liabilities and Stockholders' Equity	June 30, 2011	December 31, 2010
Current Liabilities:		
Floorplan notes payable	$ 104,215	$ 84,775
Floorplan notes payable: non trade	232,271	166,482
Current maturities of other long-term debt	10,986	12,081
Trade payables	29,110	23,747
Accrued liabilities	68,126	58,784
Total Current Liabilities	444,708	345,869
Long-term debt, less current maturities	275,183	268,693
Deferred Revenue	22,441	20,158
Other long-term liabilities	15,033	16,739
Total Liabilities	757,365	651,459
Stockholders' Equity		
Class A common stock	287,896	284,807
Class B common stock	468	468
Additional paid-in capital	10,632	10,972
Accumulated other comprehensive income (loss)	(4,363)	(4,869)
Retained earnings	49,203	28,839
Total Stockholders' Equity	343,836	320,217
Total Liabilities and Stockholders' Equity	$ 1,101,201	$ 971,676



SUPPLEMENTAL INFORMATION

BALANCE SHEET

($K)	Q2'11	Q1'11	YTD
New vehicle	$357,638	$309,192	$666,830
Used vehicle	180,039	159,569	339,608
Wholesale used vehicles	29,701	30,273	59,974
Finance and insurance	21,371	19,752	41,123
Service, body and parts	83,128	75,903	159,031
Fleet and other	17,191	3,142	20,333
Total Revenues	**689,068**	**597,831**	**1,286,899**
Cost of Goods Sold	569,332	493,794	1,063,126
New vehicles	28,482	23,057	51,539
Retail used vehicles	27,542	23,456	50,998
Wholesale used vehicles	272	406	678
Finance and insurance	21,371	19,752	41,123
Service, body and parts	40,785	36,819	77,604
Fleet and other	1,284	547	1,831
Gross Profit	**119,736**	**104,037**	**223,773**
Asset impairment charges	490	382	872
SG&A	84,955	79,185	164,140
Depreciation and amortization	4,303	4,182	8,485
Operating Income	**29,988**	**20,288**	**50,276**
Floorplan interest expense	3,434	2,530	5,964
Other interest expense	3,020	3,301	6,321
Other, net	(171)	(78)	(249)
Income before taxes	**23,705**	**14,535**	**38,240**
Income tax expense	8,875	6,007	14,882
Income from continuing operations	**$14,830**	**$8,528**	**$23,358**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2011 QUARTERLY INCOME STATEMENTS

($K)	Q4'10	Q3'10	Q2'10	Q1'10	YTD
New vehicle	$288,066	$290,830	$266,760	$213,591	$1,059,247
Used vehicle	138,801	157,636	145,786	134,995	577,218
Wholesale used vehicles	28,116	30,750	25,501	23,393	107,760
Finance and insurance	17,147	18,788	16,158	14,531	66,624
Service, body and parts	76,549	76,965	71,247	68,072	292,833
Fleet and other	3,087	3,120	4,700	800	11,707
Total Revenues	**551,766**	**578,089**	**530,152**	**455,382**	**2,115,389**
Cost of Goods Sold	457,596	473,984	435,190	370,200	1,736,970
New vehicles	22,516	23,999	21,934	18,205	86,654
Retail used vehicles	18,827	23,120	21,089	18,497	81,533
Wholesale used vehicles	(51)	33	305	365	652
Finance and insurance	17,147	18,788	16,158	14,531	66,624
Service, body and parts	35,267	37,729	35,033	33,235	141,264
Fleet and other	464	436	443	349	1,692
Gross Profit	**94,170**	**104,105**	**94,962**	**85,182**	**378,419**
Asset impairment charges	550	-	13,260	1,491	15,301
SG&A	76,696	76,843	74,155	70,417	298,111
Depreciation and amortization	4,177	4,229	4,392	4,739	17,537
Operating Income	**12,747**	**23,033**	**3,155**	**8,535**	**47,470**
Floorplan interest expense	2,167	3,056	2,535	2,716	10,474
Other interest expense	3,728	3,722	3,529	3,587	14,566
Other, net	(65)	(73)	(214)	(67)	(419)
Income before taxes	**6,917**	**16,328**	**(2,695)**	**2,299**	**22,849**
Income tax expense	2,471	6,640	(1,132)	890	8,869
Income from continuing operations	**$4,446**	**$9,688**	**$(1,563)**	**$1,409**	**$13,980**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2010 QUARTERLY INCOME STATEMENTS

($K)	Q4'09	Q3'09	Q2'09	Q1'09	YTD
New vehicle	$209,065	$263,406	$209,731	$189,982	$872,184
Used vehicle	111,204	129,139	125,506	108,473	474,322
Wholesale used vehicles	18,188	20,162	17,638	16,394	72,382
Finance and insurance	12,221	15,542	14,734	13,441	55,938
Service, body and parts	70,460	73,714	71,552	72,172	287,898
Fleet and other	522	892	621	569	2,604
Total Revenues	**421,660**	**502,855**	**439,782**	**401,031**	**1,765,328**
Cost of Goods Sold	345,064	408,267	354,256	322,441	1,430,028
New vehicles	16,441	23,508	17,183	16,516	73,648
Retail used vehicles	15,341	19,636	18,235	13,604	66,816
Wholesale used vehicles	2	29	56	374	461
Finance and insurance	12,221	15,542	14,734	13,441	55,938
Service, body and parts	32,274	35,578	34,964	34,300	137,116
Fleet and other	317	295	354	355	1,321
Gross Profit	**76,596**	**94,588**	**85,526**	**78,590**	**335,300**
Asset impairment charges	153	2,359	3,680	2,080	8,272
SG&A	66,941	70,557	68,091	68,043	273,632
Depreciation and amortization	6,145	3,883	3,969	4,091	18,088
Operating Income	**3,357**	**17,789**	**9,786**	**4,376**	**35,308**
Floorplan interest expense	2,354	3,026	2,628	2,883	10,891
Other interest expense	3,475	3,278	3,355	3,971	14,079
Other, net	(49)	(25)	(258)	(1,163)	(1,495)
Income before taxes	**(2,423)**	**11,510**	**4,061**	**(1,315)**	**11,833**
Income tax expense	(709)	4,696	1,588	(506)	5,069
Income from continuing operations	**$(1,714)**	**$6,814**	**$2,473**	**$(809)**	**$6,764**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2009 QUARTERLY INCOME STATEMENTS

	Quarterly Same Store Revenue Changes				
	Q4	Q3	Q2	Q1	YTD
2011					
New vehicles			24.3%	41.5%	31.9%
Retail used vehicles			16.2%	16.8%	16.5%
Wholesale used vehicles			14.3%	30.7%	22.1%
Finance and insurance			28.0%	38.0%	32.6%
Service, body and parts			4.7%	8.4%	6.5%
Total			**19.0%**	**28.6%**	**23.5%**
2010					
New vehicles	34.4%	8.5%	26.6%	12.0%	19.8%
Retail used vehicles	21.2%	19.5%	14.9%	21.9%	19.2%
Wholesale used vehicles	51.1%	51.7%	42.6%	41.7%	47.1%
Finance and insurance	33.9%	19.2%	14.7%	2.8%	17.3%
Service, body and parts	5.5%	2.6%	-0.2%	-6.0%	0.5%
Total	**26.8%**	**12.5%**	**19.1%**	**12.3%**	**17.5%**
2009					
New vehicles	1.5%	-13.7%	-35.8%	-39.1%	-24.2%
Retail used vehicles	18.1%	3.0%	3.0%	-12.4%	2.0%
Wholesale used vehicles	27.8%	-17.7%	-30.8%	-47.6%	-24.1%
Finance and insurance	-8.4%	-22.7%	-32.4%	-34.2%	-26.0%
Service, body and parts	-3.5%	-2.2%	-4.5%	-5.0%	-3.8%
Total	**5.1%**	**-8.8%**	**-23.1%**	**-28.9%**	**-15.5%**
2008					
New vehicles	-39.3%	-25.1%	-22.8%	-13.7%	-25.0%
Retail used vehicles	-19.0%	-14.6%	-23.0%	-9.5%	-16.6%
Wholesale used vehicles	-50.8%	-38.0%	-23.0%	-6.1%	-29.3%
Finance and insurance	-34.0%	-24.5%	-23.0%	-12.5%	-23.2%
Service, body and parts	-1.4%	-1.1%	-1.6%	3.5%	-0.2%
Total	**-30.8%**	**-20.9%**	**-20.6%**	**-10.3%**	**-20.5%**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

QUARTERLY SAME STORE REVENUE CHANGES

	Quarterly Gross Margins				
	Q4	Q3	Q2	Q1	YTD
2011					
New vehicles			8.0%	7.5%	7.7%
Retail used vehicles			15.3%	14.7%	15.0%
Wholesale used vehicles			0.9%	1.3%	1.1%
Finance and insurance			100.0%	100.0%	100.0%
Service, body and parts			49.1%	48.5%	48.8%
Total			**17.4%**	**17.4%**	**17.4%**
2010					
New vehicles	7.8%	8.3%	8.2%	8.5%	8.2%
Retail used vehicles	13.6%	14.7%	14.5%	13.7%	14.1%
Wholesale used vehicles	(0.2)%	0.1%	1.2%	1.6%	0.6%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	46.1%	49.0%	49.2%	48.8%	48.2%
Total	**17.1%**	**18.0%**	**17.9%**	**18.7%**	**17.9%**
2009					
New vehicles	7.9%	8.9%	8.2%	8.7%	8.4%
Retail used vehicles	13.8%	15.2%	14.5%	12.5%	14.1%
Wholesale used vehicles	0.0%	0.1%	0.3%	2.3%	0.6%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	45.8%	48.3%	48.9%	47.5%	47.6%
Total	**18.2%**	**18.8%**	**19.4%**	**19.6%**	**19.0%**
2008					
New vehicles	8.5%	7.6%	7.7%	7.8%	7.9%
Retail used vehicles	11.7%	10.0%	11.8%	12.0%	11.4%
Wholesale used vehicles	-4.7%	-4.7%	-3.1%	-1.5%	-3.2%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	47.8%	48.5%	47.9%	46.6%	47.7%
Total	**19.1%**	**16.7%**	**16.8%**	**17.0%**	**17.3%**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

QUARTERLY GROSS MARGINS

GAAP RECONCILIATION
2011 ADJUSTED INCOME STATEMENT DETAIL

	Q2'11	Q1'11	YTD
Selling, general & administrative			
As reported	$84,955	$79,185	$164,140
Impairments and disposal gain/loss	580	-	580
Adjusted	$85,535	$79,185	$164,720
Income from operations			
As reported	$29,988	$20,288	$50,276
Impairments and disposal gain/loss	(90)	382	292
Adjusted	$29,898	$20,670	$50,568
Income (loss) from continuing operations before income taxes			
As reported	$23,705	$14,535	$38,240
Impairments and disposal gain/loss	(90)	382	292
Adjusted	$23,615	$14,917	$38,532



	Q4'10	Q3'10	Q2'10	Q1'10	YTD
Selling, general & administrative					
As reported	$76,696	$76,843	$74,155	$70,417	$298,111
Impairments and disposal gain/loss	47	-	(2)	367	412
Reserve adjustments	96	-	(1,076)	(258)	(1,238)
Adjusted	$76,839	$76,843	$73,077	$70,526	297,285
Income from operations					
As reported	$12,747	$23,033	$3,155	$8,535	$47,470
Impairments and disposal gain/loss	503	-	13,262	1,190	14,955
Reserve adjustments	944	-	1,076	258	2,278
Adjusted	$14,194	$23,033	$17,493	$9,983	$64,703
Income (loss) from continuing operations before income taxes					
As reported	$6,917	$16,328	$(2,695)	$2,299	$22,849
Impairments and disposal gain/loss	503	-	13,262	1,190	14,955
Reserve adjustments	944	-	1,076	258	2,278
Adjusted	$8,364	$16,328	$11,643	$3,747	$40,082

GAAP RECONCILIATION

2010 ADJUSTED INCOME STATEMENT DETAIL



	Q4'09	Q3'09	Q2'09	Q1'09	YTD
Selling, general & administrative					
As reported	$66,941	$70,557	$68,091	$68,043	$273,632
Reserve adjustments	(454)	-	-	-	(454)
Adjusted	$66,487	$70,557	$68,091	$68,043	273,178
Income from operations					
As reported	$3,357	$17,789	$9,786	$4,376	$35,308
Impairments and disposal gain/loss	(277)	2,359	3,680	2,080	7,842
Reserve adjustments	1,854	-	-	-	1,854
Adjusted	$4,934	$20,148	$13,466	$6,456	$45,004
Income (loss) from continuing operations before income taxes					
As reported	$(2,423)	$11,510	$4,061	$(1,315)	$11,833
Impairments and disposal gain/loss	(277)	2,359	3,680	2,080	7,842
Reserve adjustments	1,854	-	-	-	1,854
Gain on Extinguishment of Debt	-	-	(231)	(1,086)	(1,317)
Adjusted	$(846)	$13,869	$7,510	$(321)	$20,212

GAAP RECONCILIATION

2009 ADJUSTED INCOME STATEMENT DETAIL

	Net income/(loss) ($K)			Diluted earnings per share		
	Q2'11	Q1'11	YTD	Q2'11	Q1'11	YTD
Continuing Operations						
As reported	$14,830	$8,528	$23,358	$0.55	$0.32	$0.87
Asset impairments	(49)	229	180	-	0.01	0.01
Stock based compensation tax shortfall	(186)	186	-	(0.01)	-	-
Adjusted	$14,595	$8,943	23,538	$0.54	$0.33	$0.88
Discontinued Operations						
As reported	$(4)	$177	173	$ -	$0.01	0.01
Impairments and disposal gain/loss	32	-	32	-	-	-
Adjusted	$28	$177	205	$ -	$0.01	0.01
Consolidated Operations						
As reported	$14,826	$8,705	$23,531	$0.55	$0.33	$0.88
Adjusted	$14,623	$9,120	$23,743	$0.54	$0.34	$0.89
Share Count used for EPS				26,860	26,694	26,779

GAAP RECONCILIATION

2011 QUARTERLY ADJUSTED INCOME & DILUTED EPS



	Net income/(loss) ($K)					Diluted earnings per share				
	Q4'10	Q3'10	Q2'10	Q1'10	YTD	Q4'10	Q3'10	Q2'10	Q1'10	YTD
Continuing Operations										
As reported	$4,446	$9,688	$(1,563)	$1,409	$13,980	$0.17	$0.37	$(0.06)	$0.05	$0.53
Asset impairments	436	-	8,043	732	9,211	0.02	-	0.31	0.04	0.35
Reserve adjustments	772	-	560	164	1,496	0.02	-	0.02		0.06
Adjusted	$5,654	$9,688	$7,040	$2,305	$24,687	$0.21	$0.37	$0.27	$0.09	$0.94
Discontinued Operations										
As reported	$(67)	$104	$(156)	$(142)	$(261)	$ (0.01)	$ -	$(0.01)	$ -	$(0.01)
Impairments and disposal gain/loss	-	-	167	9	176	-	-	0.01	-	0.01
Adjusted	$(67)	$104	$11	$(133)	$(85)	$ (0.01)	$ -	$ -	$ -	$ -
Consolidated Operations										
As reported	$4,379	$9,792	$(1,719)	$1,267	$13,719	$0.16	$0.37	$(0.07)	$0.05	$0.52
Adjusted	$5,587	$9,792	$7,051	$2,172	$24,602	$0.20	$0.37	$0.27	$0.09	$0.94
Share Count used for EPS						26,540	26,328	26,014	26,019	26,279

GAAP RECONCILIATION

2010 QUARTERLY ADJUSTED INCOME & DILUTED EPS



GAAP RECONCILIATION

2009 QUARTERLY ADJUSTED INCOME & DILUTED EPS

	Net income/(loss) ($K)					Diluted earnings per share				
	Q4'09	Q3'09	Q2'09	Q1'09	YTD	Q4'09	Q3'09	Q2'09	Q1'09	YTD
Continuing Operations										
As reported	$(1,714)	$6,814	$2,473	$(809)	$6,764	$(0.07)	$0.32	$0.12	$(0.04)	$0.31
Asset impairments	(30)	1,569	2,077	1,354	4,970	-	0.07	0.09	0.07	0.22
Reserve adjustments	1,103	-	-	-	1,103	0.04	-	-	-	0.05
Gain on Extinguishment of Debt	-	-	(59)	(754)	(813)	-	-	-	(0.04)	(0.04)
Adjusted	$(641)	$8,383	$4,491	$(209)	$12,024	$(0.03)	$0.39	$0.21	$(0.01)	$0.54
Discontinued Operations										
As reported	$160	$(1,101)	$1,190	$2,138	$2,387	$0.01	$(0.05)	$0.05	$0.10	$0.10
Impairments and disposal gain/loss	(1,477)	307	(1,868)	(3,552)	(6,590)	(0.06)	0.01	(0.08)	(0.17)	(0.29)
Adjusted	$(1,317)	$(794)	$(678)	$(1,414)	$(4,203)	$(0.05)	$(0.04)	$(0.03)	$(0.07)	$(0.19)
Consolidated Operations										
As reported	$(1,554)	$5,713	$3,663	$1,329	$9,151	$(0.06)	$0.27	$0.17	$0.06	$0.41
Adjusted	$(1,958)	$7,589	$3,813	$(1,623)	$7,821	$(0.08)	$0.35	$0.18	$(0.08)	$0.35
Share Count used for EPS						25,113	21,448	21,096	20,750	22,176

